UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 19, 2006
                                                 -------------------------------

                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-30575                91-2032368
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)                File Number)          Identification No.)




4991 CORPORATE DRIVE                                   HUNTSVILLE, AL    35805
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On July 19, 2006, Avocent Corporation publicly disseminated a press release announcing its financial results for its second quarter ended June 30, 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.19 hereto. In addition, Avocent is providing certain additional commentary regarding the financial results for its second quarter ended June 30, 2006. The information contained in the commentary relating to the Company's results of operations and financial condition is incorporated herein by reference and is furnished as Exhibit 99.20 hereto.

Item 7.01  Regulation FD Disclosure.

         Avocent is also providing certain additional commentary regarding its proposed acquisition of LANDesk Group Limited. The information contained in the commentary relating to the Company's proposed acquisition of LANDesk is incorporated herein by reference and is furnished as Exhibit 99.20 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.19                      Press release issued July 19, 2006
         99.20                      Commentary Regarding Second Quarter 2006
                                    Financial Results and Proposed LANDesk
                                    Acquisition

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  July 20, 2006
                               By:  /s/ Edward H. Blankenship
                               -------------------------------------------------
                               Edward H. Blankenship
                               Senior Vice President of Finance and Chief
                               Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit                Description
-------                -----------
99.19                  Press Release dated July 19, 2006
99.20                  Commentary regarding the second quarter 2006 financial
                       results